STARBOARD INVESTMENT TRUST

FMX Funds

Supplement to the Prospectus and
Statement of Additional Information

May 6, 2013

This supplement to the Prospectus and Statement of Additional Information dated September 18, 2012 for the FMX Funds, each a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the toll-free number above.

This supplement is to notify shareholders, potential investors, and other interested parties that the FMX Funds have changed their name to the RiskX Funds and each individual fund has changed its name as indicated below.

Previous Name	New Name
ISM Dynamic Growth Fund	Rx Dynamic Growth Fund
ISM Dynamic Total Return Fund	Rx Dynamic Total Return Fund
ISM Non Traditional Fund	Rx Non Traditional Fund
ISM High Income Fund	Rx High Income Fund
ISM Strategic Equity Fund	Rx Traditional Equity Fund
ISM Strategic Fixed Income Fund	Rx Traditional Fixed Income Fund
ISM Global Alpha Tactical Fund	Rx Tactical Rotation Fund
ISM Tax Free Fund	Rx Tax Advantaged Fund
ISM Dividend Income Fund	Rx Dividend Income Fund
ISM Premier Asset Management Fund	Rx Premier Managers Fund

The changes were approved by the Funds’ Board of Trustees at a meeting on April 25, 2013.  The changes are name changes only and do not reflect changes in the investment objectives, policies, and limitations of the Funds.